                                                                   EXHIBIT 10.62
                                   AGREEMENT

     This Agreement (the "Agreement") is made as of this 10TH day of May, 1994 by and between PARTECH HOLDINGS CORPORATION, a Delaware corporation having its principal business address at 3366 Riverside Drive, Suite 200, Columbus, Ohio 43221 (referred to hereinafter as "Partech") and DWYER & ASSOCIATES, INC., a New York corporation having its principal business address at 405 Park Avenue, New York, NY 10022 (referred to hereinafter as "Associates").

                              W I T N E S S E T H

     WHEREAS Partech is a widely held company subject to the reporting rules of the Securities Exchange Act of 1934 (the "Act") with its common shares listed and trading on the Boston Stock Exchange (the "Exchange") and the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), and

     WHEREAS Associates is in the business of providing investment banking, and financial and advisory services to companies such as Partech; and

     WHEREAS Associates has valuable knowledge, understanding, and contacts which will benefit Partech and Partech's shareholders; and

     WHEREAS Partech desires to engage Associates to perform such services on terms and conditions which are more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto hereby agree as follows:

1.   SERVICES.

     a. For so long as James B. Dwyer III ("Dwyer") is employed by Associates, Dwyer will be assigned by Associates to be the representative of Associates for all services to be performed hereunder. Associates agrees to perform duties hereunder in a prompt and professional manner and to undertake and perform all projects, assignments and tasks reasonably requested by Partech relating to such requested services. Specifically, during the term of this Agreement:

         i. Associates shall, upon the execution of this Agreement, analyze Partech's business and industry with emphasis on Partech's broadcasting business.

         ii. Associates shall bring Partech's radio broadcast station financing proposal, (the "Project"), to the attention of qualified investors and/or lenders (the "Authorized Prospect") and Associates shall arrange meetings between Partech and such Authorized Prospects as may be suitable for participation in financing of the Project.

     b. The parties acknowledge that Associates shall be required to devote substantial (but not exclusive) time and effort to the performance of its duties hereunder as Partech shall reasonably require for fulfillment of the purposes of this Agreement. The parties further understand that Associates is engaged hereunder by Partech only for the purposes and to the extent required in this Agreement, and its relationship to Partech shall, during the period of this Agreement, be that of an independent contractor. Associates shall be responsible for all contract obligations, such as wages, salaries, brokerage fees, finder fees, commissions, or any similar compensation, and all of the withholding taxes and fringe benefits it may have with or on behalf of its employees or agents, and shall hold Partech harmless from any loss or expense therefore. Associates shall have no authority to act for or bind Partech except as expressly set forth herein.

2. TERM. Associates hereby agrees to provide the services described above to Partech for the term commencing on the date first written above ("Effective Date") and terminating on the later of September 30, 1994, or the date of closing or abandonment of any pending transaction which originated during the term of this Agreement. The term shall continue from month to month after September 30, 1994, unless terminated by either Partech or Associates in accordance with Paragraph 10 hereof.

3. ASSOCIATES' AND DWYER'S REPRESENTATIONS AND WARRANTIES. Associates represents and warrants to Partech that, in connection with services to be provided to Partech under this Agreement, Associates will not violate any law or any rule or regulation of any governmental body or self-regulatory organization, including but not limited to the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., the Boston Stock Exchange and any securities exchange registered with the Securities & Exchange Commission. Associates represents that he has adequate knowledge of such laws or rules applicable to public companies such as Partech. As a further inducement for Partech to enter into this Agreement, Dwyer, in his individual capacity, hereby makes the foregoing representations and warranties on behalf of Associates and on his own behalf.

4.   PAYMENT FOR SERVICES AND EXPENSES.

     a. In consideration for the services to be performed hereunder by Associates, Partech hereby agrees to pay Associates the Transaction Compensation described in Section 8 hereof. Partech hereby agrees to pay to Associates a nonrefundable retainer in the amount of Twenty-Five Thousand Dollars ($25,000), payable as follows: the sum of Five Thousand Dollars ($5,000) shall be paid on or about May 20, and Five Thousand Dollars ($5,000) per month shall be paid on the first of each month beginning June 1, 1994 and monthly thereafter through September, 1994.

     b. Partech agrees to reimburse Associates for its reasonable out-of-pocket expenses, which expenses shall not exceed in the aggregate Five Hundred Dollars ($500.00) per month without the prior written approval of Partech, provided Cnsultant provides Partech with documentation for all such expenses.

     c. Associates shall submit invoices to Partech on a monthly basis for the payment of Services and for reimbursement of Expenses. Invoices submitted shall provide details of the Services performed and/or the expenses incurred and be accompanied with expense documentation.

     d. Partech is under no obligation to enter into an agreement or arrangement with any Authorized Prospect. In the event an agreement or arrangement is entered into with an Authorized Prospect, but is not consummated for any reason whatsoever including, without limitation, a willful default on the part of either Associates, Partech or the Authorized Prospect, Partech shall have no liability whatsoever to Associates for any fees, commissions, or otherwise.

5.   COPYRIGHTS.   All printed materials produced by Associates which are
intended for distribution to the public shall be approved by Partech prior to their reproduction and distribution, and, where applicable, necessary copyright protection marks shall be affixed thereto. All printed materials produced by Associates for the benefit of Partech, whether copyright protected or not, shall be the property of Partech.

6.   CONFIDENTIALITY


     a. Associates shall retain in confidence, and shall require its employees, consultants, professional representatives, agents and any persons or entities working with or for Associates in connection with an Authorized Prospect to retain in confidence, all Confidential Information of

Partech, and shall not use or disclose to others, or permit the use or disclosure of, any such Confidential Information.

     b. For purposes of this Agreement, "Confidential Information" means any information disclosed by Partech to Associates or to Dwyer's representatives regarding Partech's business, including business plans and strategies, financial records and data, forecasts, contracts, customers, suppliers, employees, facilities, ownership and proprietary products. Confidential Information shall not include information that: (i) is or becomes generally available to the public; or (ii) is required to be disclosed by law.

     c. Upon the termination of this Agreement, Associates shall forthwith deliver to Partech (without retaining copies thereof) any and all documents or other written information which constitutes Confidential Information.

7.   INDEMNITY.

     a. In connection with this Agreement, Partech agrees to indemnify and hold harmless Associates, and its directors, officers, employees and each person, if any, who controls Associates within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 (any and all of whom are referred to as the "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several (including all legal or other expenses reasonably incurred by any Indemnified Party in connection with the preparation for or defense of any claim, action, or proceeding, whether or not resulting in any liability), to which such Indemnified Party may become subject under any applicable federal or state law or otherwise caused by or arising out of, or allegedly caused by or arising out of this Agreement or any transaction covered by this Agreement or the performance of the services provided for herein or the breach of any representation, warranty or covenant contained in this Agreement; provided, however, that Partech shall not be liable hereunder to the extent that any loss, claim, damage or liability is found in a final non-appealable judgment by a court to have resulted from gross negligence or bad faith on the part of the Indemnified Party in performing the services described herein.

     b. In case any action, suit or proceeding shall be brought or threatened, in writing, against any Indemnified Party, it shall notify Partech within twenty (20) days after the Indemnified Party receives notice of such action, suit or proceeding and within thirty (30) days after receipt of notice of such threat Partech shall have the right to appoint Partech's counsel to defend such action, suit or proceeding. The Indemnified Party shall promptly supply Partech's counsel with copies of all documents, pleadings and notices which are filed, served or submitted in any of the aforementione. No Indemnified Party shall enter into any settlement without the prior written consent of Partech and such Indemnified Party shall cooperate with Partech in good faith in Partech's defense of any claim for indemnification.

8.   TRANSACTION COMPENSATION.

     a. Associates will be paid a Transaction Fee for each debt, equity or mezzanine placement and similar or other on or off balance sheet corporate finance transactions, which results in the receipt by Partech of cash proceeds from an Authorized Prospect (a "Transaction"). The fee payable to Associates for each Transaction shall be equal to: (i) one and one-half percent (1-1/2%) of the of cash proceeds received by Partech from a debt transaction; or (ii) five percent (5%) of the of the cash proceeds received by Partech from a mezzanine financing (which shall mean any financing with equity features); or
(iii) seven percent of the cash proceeds received by Partech from an equity transaction. In the event a Transaction is a combination of two or more financing types, the fee shall be determined separately for each portion of such Transaction. Transaction Fees shall be payable hereunder only in the event, and to the extent, of Partech's receipt of cash proceeds from a Transaction, and based only upon the amount of the cash proceeds received by Partech on each such occasion.

     b. In addition to the Transaction Fee described in subparagraph 8.a above, Associates shall be granted options ("Options") to purchase Partech's Five Cent ($.05) per share par value common stock (the "Shares"), under and pursuant to the terms of the Option Agreement which is attached hereto as Exhibit A. The number of Shares Associates may become entitled to under any Options granted hereunder with respect to each Transaction shall be equal to
(i) one-half of the Transaction Fee payable as provided for in paragraph 8(c) above, DIVIDED BY (ii) the closing bid price of the Shares on the date of closing of such Transaction (without regard to the date(s) the Transaction may actually fund) (the "Exercise Price").

     c. By way of illustration, if Associates is responsible for the placement of Two Million Five Hundred Thousand Dollars ($2,500,000) of Mezzanine financing, Associates would earn a Transaction Fee of One Hundred Twenty Five Thousand Dollars ($125,000) hereunder, payable in cash pro rata as funds are received by Partech from the financing. Additionally, assuming a closing bid price of Partech's stock on the date of closing of the financing transaction to be $5.00 per share, Associates would be entitled to receive Options to purchase Twelve Thousand Five Hundred (12,500) Shares at an exercise price of $5.01 per share being 100.25% of the closing price.

     d. The cash portion of any Transaction Compensation payable by Partech to Associates shall be paid within ten (10) days of the closing or funding, as the case may be, of such transaction in (i) cash, (ii) securities, or (iii) a combination of securities and cash, depending upon whether the transaction involves payment in (i) cash, (ii) securities or (iii) a combination of securities and cash, and pro-rata as Partech is funded if funded on an installment basis. The Options payable by Partech to Associates shall be distributed pursuant to the terms of the Option Agreement as soon as permitted thereunder, and pro-rata as Partech is funded if funded on an installment basis.

10.  TERMINATION.

     This Agreement may be terminated by Partech or Associates after September 30, 1994 with or without cause, effective immediately upon the terminating party's sending of written notice, by first class U.S. Mail, by telecopier transmission or by overnight delivery service, to the other party (a "Termination"). Associates shall be entitled to full Transaction Compensation in the event that at any time prior to the expiration of twelve (12) months after a Termination, Partech consummates a financing transaction with any Authorized Prospect. The representations and warranties of Paragraph 5 hereof and the indemnities of Paragraph 7 hereof shall survive the termination of this Agreement.

11.  MISCELLANEOUS.

     a. Unless otherwise stated, all notices required under this Agreement shall be in writing and shall be considered given upon delivery by (i) U.S. Certified Mail, return receipt requested of the written notice, or (ii) a nationally established overnight courier, delivery receipt acknowledged, or
(iii) facsimile transmission, with receipt acknowledged, to the address of each party set forth in the heading of this Agreements or to such other address as either party may substitute by written notice to the other party.

     b. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns. Neither party shall assign their obligations hereunder without written consent of the the other party, which consent shall not be unreasonably withheld. This Agreement constitutes a personal services agreement by Associates and, accordingly, may not be assigned or otherwise transferred (whether by operation of law or otherwise) to any other person or firm for the purpose of performance without Partech's full knowledge and express written consent.

     c. This Agreement constitutes the entire Agreement and understanding between the parties hereto and integrates all prior negotiations, discussions and agreements between them. No modifications of the terms of this Agreement shall be valid unless in writing and signed by an authorized representative of each party hereto (or their successors).

     d. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     e. This Agreement shall be governed by and interpreted under the laws of the State of Ohio.


DWYER & ASSOCIATES, INC.                                    JAMES B. DWYER III


By:________________________________
___________________________________
                              Title                         Signature

405 PARK AVENUE, SUITE 702
- - -----------------------------------
Address

NEW YORK      NEW YORK       10022
- - -----------------------------------
City           State            Zip

___________________________________
Employer Identification Number


PARTECH HOLDINGS CORPORATION


By:________________________________
                              Title

                                                                       EXHIBIT A

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE.


  VOID AFTER 5:00 P.M., COLUMBUS, OHIO TIME, THREE YEARS FROM THE DATE HEREOF.

                                OPTION AGREEMENT



    This Option Agreement (the "Agreement") is dated as of ________, 1994, between PARTECH HOLDINGS CORPORATION (the "Company"), and DWYER & ASSOCIATES, INC., 405 Park Avenue, Suite 702, New York, New York 10022 (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to an Agreement, dated May _____, 1994 between the Company and the Registered Holder (the "Agreement"), which Agreement provides for the vesting and issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth therein and herein; and

    WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing Options and the issuance of Option Shares upon the exercise of the Options on such terms and conditions as are more fully set forth herein; and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

    1. OPTIONS/OPTION CERTIFICATES. Each Option shall entitle the holder (the "Registered Holder" or in the aggregate, the "Registered Holders") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $.05 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in Section 7. The Option Certificate representing the right to purchase Option Shares shall be executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary or Assistant Secretary and delivered to the Registered Holder upon execution of this Agreement.

    Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted under this Agreement. Except as provided in Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder;
(ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

    2. FORM AND EXECUTION OF OPTION CERTIFICATES. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "R Option" and the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed
Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary or Assistant Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

    3. EXERCISE. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price") of One Hundred and Twenty-Five Hundredths percent (100.25%) of the NASDAQ closing bid price on the such Options become vested in accordance with the terms of the Agreement (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement (the "Initial Exercise Date") and terminating at 5:00 p.m. Columbus, Ohio time three years from the Option vesting date (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit B shall be executed by the Registered Holder or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check, of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

    Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

    Once the Company has determined that the funds are determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

    4. RESERVATION OF SHARES AND PAYMENT OF TAXES. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

    The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall be made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

    5. REGISTRATION OF TRANSFER. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

    The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

    All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option Certificates, shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6. LOSS OR MUTILATION. On receipt by the Company of evidence satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

    7. ADJUSTMENT OF EXERCISE PRICE AND SHARES. After each adjustment of the Exercise Price pursuant to this Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

         (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common Stock of the Company, shall NOT be treated as a share dividend pursuant to the preceding sentence.

         (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then NO provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

         (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.05 or until the aggregate of such adjustments shall equal or exceed $0.05.

         (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof; (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

         (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

         Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

         Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty (30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and
(ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

     8. REDUCTION IN EXERCISE PRICE AT COMPANY'S OPTION. In addition to any adjustments made to the Exercise Price pursuant to Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the Options in effect at any time either for the life of the Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.

     9. LEGEND. Each Option Certificate and each certificate for Option Shares purchased under this Option shall bear a legend as follows unless such Option or Option Shares have been registered under the Act and the issuance complies with applicable state securities laws:

             "The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."

     10. TRANSFER.

             (a) TRANSFERS TO SUCCESSORS. This Option shall not be transferred sold, assigned or hypothecated.

             (b)     TRANSFER OF OPTION OR OPTION SHARES.   The Registered
Holder and each Transferee Holder, agrees that they shall not sell, assign, pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

             (c) RESTRICTIONS ON FOREIGN OWNERSHIP, TRANSFER AND NULLITY. The Registered Holder and Transferee Holder(s) acknowledge that the Company owns directly and/or indirectly interests in radio station licenses which are governed by the provisions of the Communications Act and the rules promulgated thereunder. Accordingly, the Registered Holder and each Transferee Holder:
(a) covenants to the Company that he is not an Alien (as hereinafter defined), and (b) that he shall not transfer, assign or in any way make available an interest in this Option or in the Option Shares, to an Alien. In the event that the Registered Holder is deemed to be an Alien, this Option is null and void. In the event that any Transferee Holder is deemed to be an Alien, such Transferee Holder's Option is null and void. The term "Alien" means any person who is a citizen of a country other than the United States; or any state, territory, or possession thereof; any entity organized under the laws of a government other than the government of the United States or any state, territory, or possession thereof; a government other than the government of the United States or any state, territory or possession thereof, or an individual or entity controlled by any of the foregoing.

     11. "PIGGY-BACK" REGISTRATION. The Registered Holder (as defined herein), shall have the one time right commencing with the vesting date of the Options and for a period of five (5) years thereafter, to include the Registrable Securities as part of the first registration of securities filed by the Company subsequent to the date of Option vesting, provided however, that if, in the opinion of the Company's managing underwriter, broker/dealers or underwriters as to any such offering, the inclusion of the Registrable Securities, when added to the securities being registered by the Company or selling stockholder(s), will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, then the Company may exclude from such offering all or any portion of the Registrable Securities requested to be so registered, provided further, that if any Registrable Securities are so excluded, then the number of securities to be sold by all stockholders in such public offering shall be apportioned pro rata among all such selling stockholders, including all Holder(s) of the Registrable Securities. If any Registrable Securities requested to be included in an offering pursuant to the "piggy-back" rights described in this Section are not so included because of the operation of the first proviso of the preceding sentence, then the Holder(s) of the Registrable Securities shall have the right to include their Registrable Securities in the next registration of securities filed by the Company, which right shall again be subject to the proviso's of this paragraph. In the event of such piggy-back registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

             (a) TERMS OF REGISTRATION. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

             (b) RESTRICTION ON REGISTRATION. The Company shall not be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers, directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

             (c) RIGHT TO REDEEM IN LIEU OF REGISTRATION. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the

Holder(s) within 30 days of receipt of a notice of Demand Registration.

     12. MODIFICATION OF AGREEMENT. The Company and the Registered Holder may by supplemental agreement make any changes or corrections in this
Agreement: (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adversely affect the interest of the holders of Option Certificates; provided, however, this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51%) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the Option Shares purchasable on exercise of a Option, or increase of the purchase price therefor shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

     13. NOTICES. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth on the books maintained by the Company.

     14. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

     15. FURTHER INSTRUMENTS. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

     16. SEVERABILITY. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

     17. WAIVER. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

     18. GENERAL PROVISIONS. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provisions hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PARTECH HOLDINGS CORPORATION


By: ___________________________
                      Title


DWYER & ASSOCIATES, INC.


By: ___________________________
                      Title


______________________________
Address

______________________________
City      State          Zip

______________________________
Taxpayer Identification Number

                                                                       EXHIBIT A


                         PARTECH HOLDINGS CORPORATION_
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


NO. R -   -01-
         ------

                                                   -        -   P COMMON STOCK
                                                 -------------
                                                                PURCHASE OPTIONS


                 CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS


    This Option Certificate certifies that  __________________________
_________________   or registered assigns ("Option Holder"), is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option(s)") expiring on February 1, 1995 ("Expiration Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.05 par value ("Share"), from PARTECH HOLDINGS CORPORATION, a Delaware corporation ("Company"), at a purchase price of One Hundred and Twenty-Five Hundredths percent (100.25%) of the NASDAQ closing bid price as of the date vested per share of Common Stock ("Exercise Price"), commencing on the date of this Certificate and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 3366 Riverside Drive, Suite 200, Columbus, Ohio 43221, subject only to the conditions set forth herein and in a Option Agreement dated as of February 1, 1994 (the "Option Agreement") between the Company and Option Holder. The Option Holder may exercise all or any number of Options.
Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

    Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

    The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Columbus, Ohio Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

             The Option Agreement provides that neither the Options nor the underlying common stock shall be sold, assigned, hypothecated or in any way transferred to or held by or for the account of an Alien. The term "Alien" means any person who is a citizen of a country other than the United States; or any state, territory, or possession thereto; any entity organized under the laws of a government other than the government of the United States or any state, territory, or possession thereto; a government other than the government of the United States or any state, territory or possession thereof, or an individual or entity controlled by any of the foregoing.

             The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

    IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer or President and by its Secretary or Assistant Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.

Dated:  ______________, 199___


                     ________________________     __________________________
                             Signature                   Signature
      (Seal)

                     ________________________     _________________________
                                Title                       Title

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

FOR VALUE RECEIVED ________________________ HEREBY SELL, ASSIGN AND TRANSFER
UNTO:

                                                  PLEASE INSERT SOCIAL SECURITY
                                                   OR TAX IDENTIFICATION NUMBER

                                              __________________________________

______________________________________________________
(Please Print Name and Address)

______________________________________________________

______________________________________________________

    If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so transferred be issued in the name of and delivered to:

______________________________________________________
(Please Print Name and Address)

______________________________________________________

______________________________________________________


___________________________________     Dated:___________________
Signature

NOTICE: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.



Signature Guaranteed:__________________________________________________________


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

THE FOLLOWING MUST BE EXECUTED BY THE ASSIGNEE OF THIS CERTIFICATE BEFORE TRANSFER MAY BE MADE ON THE BOOKS OF THE COMPANY:

The undersigned hereby certifies that the assignee of the Options referred to in the foregoing Assignment:

_____ is an Alien (as defined above)   or    _____ is not an Alien

and that if any other person can direct or condition the disposition or transfer of such Option or if such shares are held for the account of any other person, to the best of the undersigned's knowledge, such other person:

_____ is an Alien (as defined above)   or    _____ is not an Alien


___________________________________     Dated:___________________
Signature

                                                                       EXHIBIT B


                          FORM OF ELECTION TO PURCHASE

           (TO BE EXECUTED BY THE HOLDER IF HE DESIRES TO EXERCISE
             OPTIONS EVIDENCED BY THE WITHIN OPTION CERTIFICATE)



TO: PARTECH HOLDINGS CORPORATION

         The undersigned hereby irrevocably elects to exercise ________________ Options, evidenced by the within Option Certificate for, and to purchase thereunder, ________________ full shares of Common Stock issuable upon exercise of said Options and delivery of $ ____________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

                                                   PLEASE INSERT SOCIAL SECURITY
                                                    OR TAX IDENTIFICATION NUMBER

                                              __________________________________


________________________________________________________________________________
(Please Print Name and Address)

________________________________________________________________________________

________________________________________________________________________________

         If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:

________________________________________________________________________________
(Please Print Name and Address)

________________________________________________________________________________

________________________________________________________________________________


Dated:__________________     __________________________________________________
                             Signature

NOTICE: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.


Signature Guaranteed:___________________________________________________________


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.